UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): February 8, 2008
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)
Registrant’s telephone number, including area code (305) 856-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 5, 2008, Terremark Worldwide, Inc. (the “Company”) announced its financial results for the quarter ended December 31, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. On February 8, 2008, the Company noted that, due to technical difficulties experienced in connection with the transmittal of the press release, the amounts set forth under the item “Accounts Payable and Other Current Liabilities” in the Condensed Consolidated Balance Sheet for the fiscal quarters ended December 31, 2007, September 30, 2007 and March 31, 2007 were inadvertently reported incorrectly as $37,101,729, $35,543,998 and $33,415,886, respectively. Attached to this Current Report on Form 8-K and incorporated by reference herein is a revised press release reflecting the correct amounts for this line item as $36,503,730, $33,220,835 and $29,752,638, respectively.
     The information in Item 2.02 of this Form 8-K and the Exhibits attached hereto in connection therewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
          Not Applicable.
     (b) Pro Forma Financial Information
          Not Applicable.
     (c) Exhibits

Exhibit
No.	Document

99.1	Press Release dated February 5, 2008

99.2	Corrected Press Release (unissued)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: February 8, 2008	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit
No.	Exhibit Title

99.1	Press Release dated February 5, 2008

99.2	Corrected Press Release (unissued)